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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2007

                                 CYBERFUND, INC.
             (Exact name of registrant as specified in its charter)

            Oklahoma                  0-18565                93-0947570
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)

                5447 NW 42nd Avenue
                   Boca Raton, FL                              33496
            Address of principal offices                      Zip Code

Registrant's telephone number including area code: 561-995-4625

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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The following current report under Section 13 or 15(d) of the Securities
Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 1.01  Entry Into A Material Definitive Agreement

On April 27, 2007, the Registrant entered into a material definitive agreement with ROK Entertainment Group Limited (ROK) pursuant to which the Registrant will issue to the shareholders of ROK, upon the terms and conditions of the Share Exchange Agreement, 57,000,000 shares of its common stock, USD $0.001 par value (the "Shares") in exchange for all of the outstanding shares of capital stock of ROK, and which Shares shall include such number of Shares as shall be required to be sold by the Registrant to raise US$20,000,000 in equity financing for the Registrant.

ROK currently has 3 patents issued and 42 additional patent applications pending for new technologies which were developed for the delivery of video entertainment to mobile phones. The technologies facilitate delivery of services including, but not limited to on-demand mobile TV streamed over mass-market 2.5G via GPRS, the storage of copy-protected movies stored on memory cards for play on mobile phones, Java, SMS and P2P games, place-shifting to mobile devices and VoIP mobile calling.

The Share Exchange Agreement is set forth as Exhibit 99.1 to this Form 8-K.


Item 7.01 Regulation FD Disclosure

On May 1, 2007, the Registrant issued a News Release announcing that it entered into a definitive Share Exchange Agreement with ROK Entertainment Group Limited.

The News Release is set forth as Exhibit 99.2 to this Form 8-K.


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                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:   May 1, 2007

                                           CYBERFUND, INC.


                                           By: /s/ Mark G. Hollo
                                               MARK G. HOLLO
                                               Chairman, Pres., and CEO





















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